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                                                                    Exhibit 10.4


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August 29, 2000, among APRISMA MANAGEMENT TECHNOLOGIES, INC., a Delaware corporation (the "Company"), SILVER LAKE PARTNERS, L.P., a Delaware limited partnership ("Silver Lake") and each of the parties listed on
Schedule I hereto (collectively, the "Investors").

                  This Agreement is entered into pursuant to that certain Amended and Restated Securities Purchase Agreement, dated as of August 29, 2000 (the "Purchase Agreement"), by and among Cabletron Systems, Inc. and the Investors. The execution and delivery of this Agreement is a condition to the obligations of the Investors set forth in Section 2 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

                  "Act" means the Securities Act of 1933, as amended from time to time and the rules and regulations of the SEC promulgated thereunder.

                  "Business Day" means any day except a Saturday, Sunday or other day in the City of New York on which banks are authorized to close.

                  "Common Stock" means the Company's Common Stock, par value $.01 per share.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and the rules and regulations of the SEC promulgated thereunder.

                  "Holder" means the Investors, for so long as the Investors own any Stock Purchase Rights, IPO Valuation Warrants, Subsidiary Warrants or any Registrable Securities, and their successors, assigns and direct and indirect transferees who become registered owners of Stock Purchase Rights, IPO Valuation Warrants, Subsidiary Warrants or Registrable Securities.

                  "IPO Valuation Warrants" means the warrants to purchase Common Stock issuable to holders of Stock Purchase Rights upon the terms and conditions set forth in Section 1.6 of the Purchase Agreement.

                  "NASD" means the National Association of Securities Dealers, Inc.

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                  "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "Prospectus" means the prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all documents incorporated by reference into such Prospectus.

                  "Purchased Shares" means the shares of Common Stock issued or issuable upon the exercise of the Stock Purchase Rights, IPO Valuation Warrants and Subsidiary Warrants.

                  "Registrable Securities" means any of (a) the Purchased Shares and (b) any other securities issued or issuable by the Company with respect to the Stock Purchase Rights, IPO Valuation Warrants, Subsidiary Warrants or the Purchased Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise until such date as such security (i) is effectively registered under the Act and disposed of in accordance with a registration statement, (ii) is distributed to the public pursuant to Rule 144 under the Act or (iii) has ceased to be outstanding. For purposes of this Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock which are Registrable Securities, including outstanding shares of Common Stock and shares issuable upon the conversion, exchange or exercise of any outstanding security convertible, exchangeable or exercisable into Common Stock (including the Stock Purchase Rights, IPO Valuation Warrants and Subsidiary Warrants).

                  "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

                  "Rule 144" means Rule 144 under the Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Act.

                  "Rule 144A" means Rule 144A under the Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC providing for similar offers and sales of securities made in compliance therewith free of the registration and prospectus delivery requirements of the Act

                  "SEC" means the Securities and Exchange Commission.

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                  "Stock Purchase Rights" means, collectively, the callable
stock purchase rights, first-tier stock purchase rights, second-tier stock purchase rights and third-tier stock purchase rights to purchase shares of the Company's Common Stock, issued pursuant to the Purchase Agreement.

                  "Subsidiary Warrants" means the warrants to purchase Common Stock issuable to holders of Parent Warrants and Replacement Warrants upon the terms and conditions set forth in Section 1.7 of the Purchase Agreement.

         SECTION 2. REGISTRATION RIGHTS

                  (a)  Demand Registration.
                       -------------------

                  (i) Request for Registration. At any time, the Holders of Purchased Shares representing not less than 25% of the aggregate number of Registrable Securities (or any lesser amount if the request relates to all remaining Registrable Securities) (the "Demand Party") may make two written requests for registration under the Act of their Registrable Securities (a "Demand Registration"); provided, that no transferee of the Investors or of any such transferee shall be permitted to request a registration pursuant to this
Section 2(a) unless the right to make such a request was specifically transferred by the Investors (or any transferee) to such transferee. Any such request shall specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof, such method of disposition to be subject to the approval of the Company if it is other than a firm commitment underwritten public offering (which approval shall not be unreasonably withheld). Subject to the other provisions of this Section 2(a), the Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 15 days after receipt of such notice by any Holder, such Holder may request in writing that its Registrable Securities be included in such registration (whether or not such Registrable Securities are of the same series or class as the Registrable Securities that were the subject of the original demand) and the Company shall include in the Demand Registration the Registrable Securities of any such Holder requested to be so included. Each such request shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof, such method of disposition to be subject to the approval of the Company if it is other than a firm commitment underwritten public offering (which approval shall not be unreasonably withheld). Upon a demand, the Company will:

         (x) prepare and file within 30 days after a request has been made and use its reasonable best efforts to cause to become effective as promptly as reasonably commercially practicable (but in any event use its reasonable best efforts to cause to become effective within 90 days of such demand) a Registration Statement in respect of all the Registrable Securities which Holders request for inclusion therein; and

         (y) keep such Registration Statement continuously effective for the shorter of (A) 90 days and (B) such period of time as all of the Registrable Securities included in such

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         Registration Statement have been sold thereunder (the shorter of (A) or
         (B), the "Effectiveness Period");

provided, that if such demand occurs during a Black Out Period (as defined below) or other period (not to exceed 180 days) during which the Company is prohibited or restricted from issuing or selling securities pursuant to any underwriting or purchase agreement relating to an underwritten Rule 144A offering or registered public offering of securities (a "Lock Up Period"), the Company shall notify the Demand Party of the basis therefore and shall not be required to notify the Holders of such demand or file such Registration Statement prior to the end of the Black Out Period or Lock Up Period, as the case may be, in which event, the Company will use its reasonable best efforts to cause such Registration Statement to become effective no later than the later of
(A) 150 days after the original demand and (B) 90 days after the end of the Black Out Period or Lock Up Period, as the case may be; and provided, further, that the Company may postpone the filing of any Registration Statement (and, in the case of a Pending Event Suspension Period only, suspend the effectiveness of any registration, suspend the use of any Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference (other than an effective Registration Statement being used in an underwritten offering)) (A) for a period not to exceed an aggregate of 90 days (a "Pending Event Suspension Period") in the event that (1) an event or circumstance occurs and is continuing that has not been publicly disclosed and, if not disclosed in the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith reasonable judgment, result in the Registration Statement, any related Prospectus or any such document containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) in the good faith judgment of the Board of Directors of the Company (the "Board"), after consultation with its outside securities counsel, the Company has a bona fide business purpose for not then disclosing the existence of such event or circumstance or (B) in the event that the Company, for its own account or the account of others, has pending or is currently engaged in the process of and proposes to register shares of Common Stock for sale in an underwritten public offering on Form S-1, S-2 or S-3, their successor forms or any other form under the Securities Act appropriate for a public offering of such securities (other than a registration on Form S-8), for a period not to exceed 60 days after the consummation of such public offering (a "Pending Registration Suspension Period" and, together with a Pending Event Suspension Period, a "Black Out Period"); provided, further, that the Effectiveness Period shall be extended by the number of days in any Black Out Period occurring during the Effectiveness Period.

                  In the event of the occurrence of any Black Out Period or Lock Up Period, the Company will promptly notify the Holders of Registrable Securities thereof in writing. If the Company shall postpone the filing of a Registration Statement, the Holders of Registrable Securities requesting registration thereof shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of notice of postponement from the Company and, in the event of such withdrawal, such request shall not be

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counted for purposes of the requests permitted to be made under this Section
2(a). The Company shall not be permitted to assert more than one Black Out Period in any consecutive 180-day period.

                  (ii) Effective Registration. The Company is only required to effect two registrations as Demand Registrations under this Agreement (whether or not all of the Holders of Registrable Securities elect to participate in such Demand Registration on the basis set forth herein). A registration will not be deemed to have been effected as a Demand Registration, and thereby satisfy the obligation of the Company hereunder, unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, that if, after it has become effective, (x) the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Holders) for the period of time contemplated hereby, or (y) (A) a Pending Event Suspension Period occurs, (B) the market price of the Common Stock on the day prior to the occurrence of the Pending Event Suspension Period is greater than the market price of the Common Stock on the day that the Pending Event Suspension Period has terminated, and (C) the Holders do not sell all the Registrable Securities included in such registration, such registration will be deemed not to have been effected as a Demand Registration for purposes of satisfying the obligation of the Company hereunder. If (x) a registration requested pursuant to this Section 2(a) is deemed not to have been effected or
(y) the registration requested pursuant to this Section 2(a) does not remain effective for the Effectiveness Period, then such requested registration shall not count as a Demand Registration and the Company shall continue to be obligated to effect the number of Demand Registrations required to be effected immediately prior to the time such request had been made pursuant to this
Section 2(a). The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration. If a Registration Statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of the Registrable Securities are withdrawn from the Demand Registration so that such Registration Statement does not cover that number of Registrable Securities at least equal to 25% of the Registrable Securities(or such lesser number as permitted by Section 2(a)
(i)), the Holders who have not withdrawn their Registrable Securities shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers that number of Registrable Securities at least equal to 25% of the Registrable Securities (or such lesser number as permitted by Section 2(a) (i)). If an additional number of Registrable Securities is not so included, the Company may withdraw the Registration Statement (but, if such Registration Statement is not withdrawn, such Registration Statement will count as a Demand Registration effected pursuant to this Section 2(a)). Any such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect the number of Demand Registrations required to be effected immediately prior to the time the request with respect to such withdrawn Registration Statement was made pursuant to this Section 2(a).

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                  (iii) Priority in Demand Registrations Pursuant to Section
2(a). If a Demand Registration pursuant to this Section 2(a) involves an underwritten offering and the lead managing underwriter advises the Company in writing that, in its view, the total number of Registrable Securities requested by the Holders to be included in such registration, together with any other securities permitted to be included in such registration, is such as to adversely affect the success of such offering, including the price at which such securities can be sold, as contemplated by the Holders: first, the securities permitted to be included in such registration, other than the Registrable Securities of the Holders included in such registration shall be reduced in their entirety before any reduction of Registrable Securities; and second, to the extent the reduction set forth in the immediately preceding clause is insufficient to reduce the number of securities requested for inclusion in such registration to a number, which, in the view of such lead managing underwriter, can be sold without adversely affecting the success of the offering, including the price at which such securities can be sold, as contemplated by the Holders, the number of such Registrable Securities to be included in such registration shall be allocated at the option of the Demand Party, pro rata among all requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner), or as otherwise specified by the Demand Party. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the view of the lead managing underwriter as advised to the Company in writing, can be sold without adversely affecting the success of such offering, including the price at which such securities can be sold, as contemplated by the Holders, the Company may (but shall not be required to) include in such registration securities that the Company or any other Person proposes to sell up to the number of securities that, in the view of the lead managing underwriter as advised to the Company in writing, can be sold without adversely affecting the success of such offering, including the price at which such securities can be sold, as contemplated by the Holders.

                  Nothing in this Section 2(a) shall operate to limit the right of any Holder to request the registration of Purchased Shares or, to the extent permissible hereunder, any other securities convertible into or exchangeable or exercisable for the Registrable Securities, held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock or such other Registrable Securities.

                  (iv) Selection of Underwriter. If the Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The investment banker or investment bankers and manager or managers that will administer such underwritten offering will be selected by the mutual agreement of the Company and the Holders of a majority in number of the Registrable Securities included in such offering (provided that such agreement shall not be unreasonably withheld by the Company or such Holders).

                  (v) Registration Statement Form. The Company shall select the Registration Statement form for any registration pursuant to this Section 2(a); provided, that if any registration

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requested pursuant to this Section 2(a) which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

                  (b)  Piggy-Back Registration.

                  (i) Notice of Registration. If at any time after the date hereof, the Company proposes to file a Registration Statement on Form S-1, S-2 or S-3, their successor forms or any other form under the Act appropriate for a primary public offering (other than any Registration Statement on Form S-8, or on Form S-4 if filed with respect to a Rule 145 transaction or other similar transaction) with respect to any common stock of the Company for its own account or for the account of any of its respective securityholders (a "Proposed Registration"), then the Company shall give prompt written notice of such Proposed Registration to the Holders of Registrable Securities (a "Company Notice"), and such Company Notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request by written notice delivered to the Company within 15 days of receipt of the Company Notice by such Holder (a "Piggy-Back Registration"). Any such request by a Holder shall specify the Registrable Securities intended to be disposed of by such Holder. The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of such Proposed Registration to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution of such similar securities; provided, however, in no event shall the Company be required to reduce the number of securities proposed to be sold by the Company or alter the terms of the securities proposed to be sold by the Company in order to induce the managing underwriter or underwriters to permit Registrable Securities to be included. The Company may withdraw a Proposed Registration at any time prior to the time it becomes effective; provided, that the Company shall give prompt written notice thereof to participating Holders.

                  No registration effected under this Section 2(b) shall relieve the Company of its obligation to effect a registration upon the request of Holders pursuant to Section 2(a).

                  Nothing in this Section 2(b) shall operate to limit the right of any Holder to request the registration of Purchased Shares or, to the extent permissible hereunder, any other securities convertible into or exchangeable or exercisable for the Registrable Securities, held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock or such other Registrable Securities.

                  (ii) Reduction of Offering. If the lead managing underwriter of any Proposed Registration has informed, in writing, the Company and the Holders of the Registrable Securities

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requesting inclusion in such offering that it is its view that the total number of securities which the Company, the Holders and any other Persons exercising "piggy-back" rights entitling them to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the number of Registrable Securities to be offered for the account of such Holders and the number of such securities to be offered for the account of all such other Persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of securities requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter, unless such offering is being made pursuant to exercise of a demand registration right granted by the Company to another Person, in which case the number of securities to be offered for the account of all other Persons not exercising demand registration rights (including the Holders) shall be eliminated or reduced pro rata in proportion to the respective number of securities requested to be registered by such other Persons to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter before any reduction is made in securities requested to be registered by Persons exercising a demand registration right.

                  (iii) Withdrawal Election. Any Holder may elect to withdraw its request to include Registrable Securities in any Proposed Registration by giving written notice to the Company of its request to withdraw prior to the effectiveness of the Registration Statement (a "Withdrawal Election"); provided, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                  (c) Lock Up of Holders. If the Company has complied in all material respects with its obligations with respect to a Demand Registration or a Piggy-Back Registration that is a firm commitment underwritten public offering, all Holders of Registrable Securities, upon written request of the lead managing underwriter with respect to such underwritten public offering, agree not to sell or otherwise dispose of any Registrable Securities owned by them (other than as part of such underwritten public offering) for a period not to exceed 90 days from the consummation of such underwritten public offering (or, if shorter, the lesser of (i) such period as the managing underwriters may permit or (ii) such period as is applicable to other holders of capital stock of the Company agreeing to any lock-up period) and the Company hereby also so agrees.

         SECTION 3. REGISTRATION PROCEDURES

                  (a)      General Provisions.

                  In connection with the obligations of the Company with respect to any Registration Statement to be filed pursuant to Sections 2(a) or 2(b) hereof, the Company shall:

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                  (i) A reasonable period of time prior to the effectiveness of a Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto, furnish to the Holders of the Registrable Securities included in such Registration Statement, and the managing underwriters, if any, copies of all such documents substantially in the form filed or proposed to be filed, which documents will be subject to the review of such Holders, and such underwriters, if any, and use reasonable best efforts to cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such reasonable inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Act. The Company shall not cause to become effective any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the underwriters, if any, or the Holders of a majority of the Registrable Securities included in such Registration Statement shall reasonably object on a timely basis;

                  (ii) Other than during a Black Out Period arising out of an event described in clause (A) of the definition of "Black Out Period", prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so amended or supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so amended or supplemented;

                  (iii) Notify the holders of Registrable Securities to be sold and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (1)(A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any comments from the SEC or of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (3) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any United States jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (5) of the happening of any event or information becoming known that makes any statement made in a Registration Statement or related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements

                                       9
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therein not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (iv) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction described in
Section 3(a)(viii), at the earliest practicable moment;

                  (v) If requested by the selling Holders or the managing underwriters, if any, other than during a Black Out Period arising out of an event described in clause (A) of the definition of "Black Out Period," (x) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the selling Holders or the managing underwriters, if any, reasonably believe is required to be included therein, and (y) make all required filings of such Prospectus supplement or such post-effective amendment under the Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (vi) Furnish to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules and exhibits thereto and, to the extent requested by such Holder or managing underwriter, all documents incorporated or deemed to be incorporated therein by reference (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

                  (vii) Deliver to each Holder of Registrable Securities to be sold pursuant to a Registration Statement, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents, other than during a Black Out Period arising out of an event described in clause (A) of the definition of "Black Out Period", to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

                  (viii) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such United States jurisdictions as any such Holder or underwriter reasonably requests in writing; keep each such registration or

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qualification (or exemption therefrom) effective during the period such
Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it is not then so qualified or (y) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not so subject;

                  (ix) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two Business Days prior to any sale of Registrable Securities;

                  (x) Other than during a Black Out Period arising out of an event described in clause (A) of the definition of "Black Out Period," upon the occurrence of any event contemplated by Section 3(a)(iii)(5), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (xi) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings, including customary indemnity provisions) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Securities, and, if the registration is an underwritten registration or if otherwise requested by the selling Holders, (1) make such representations and warranties to the underwriters, if any, and selling Holders with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters if any, addressed to each of the underwriters, if any, and selling Holders), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters or selling Holders; (3) use its reasonable best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company addressed (where reasonably possible) to each of the underwriters, if any, and selling Holders, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (4) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                  (xii) Subject to reasonable confidentiality restrictions, make available for inspection by a representative of any underwriter participating in any such disposition of Registrable Securities, and any attorney, consultant, accountant or other agent retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, corporate documents and properties of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant, accountant or other agent in connection with such Registration Statement;

                  (xiii) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earnings statements satisfying the provisions of Section 11(a) of the Act and Rule 158 under the Act, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (y) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158 under the Act;

                  (xiv) Cause all Registrable Securities covered by the Registration Statement to be either listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on the Nasdaq National Market System if similar securities issued by the Company are then quoted thereon (notwithstanding that at the time of such request, the Holders hold only securities convertible into or exercisable or exchangeable for securities which are then listed or quoted); and

                  (xv) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

                  (b)  Information to be Furnished by Holders.

                  The Company may require a Holder of Registrable Securities to be included in a Registration Statement to furnish to the Company such information regarding (w) the intended method of distribution of such Registrable Securities, (x) such Holder, (y) the Registrable Securities held by such Holder and (z) such other matters as are required by law to be disclosed in such Registration Statement with respect to a selling Holder, and the Company may exclude from such Registration Statement the Registrable Securities of any Holder who fails to furnish such information within a reasonable time after receiving such request. The Company shall not be required to provide indemnification to any underwriter or any other person relating to information referred to in clauses (w), (x), (y) and (z) provided to the Company in writing specifically for inclusion in such Registration Statement.

                  (c)  Restriction on Holders.

                  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(iii)(2)-(5) hereof, such Holder and any underwriter acting on behalf of such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(x) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(x) hereof or (y) the Advice.

         SECTION 4. REGISTRATION EXPENSES

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all SEC and securities exchange or NASD registration and filing fees and expenses (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the bylaws of the NASD, and of its counsel); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications); (iii) all expenses of printing (including printing certificates for the Purchased Shares and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, in accordance with Section 4(b) below, the Holders of Registrable Securities; (v) all application and filing fees in connection with listing the Purchased Shares on a national exchange or automated quotation system; (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and (viii) expenses incurred in connection with any road show (excluding the out-of-pocket expenses of the Investors in connection with any such road show).

                  The Company will, in addition, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                  Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Registration Statement.

                  (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Holders of Registrable Securities being registered pursuant to a Demand Registration or Piggy-Back Registration, as applicable, for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority of the Registrable Securities for whose benefit such Registration Statement is being prepared.

         SECTION 5. INDEMNIFICATION

                  (a) The Company agrees to indemnify and hold harmless each selling Holder, each person, if any, who controls or is controlled by a selling Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and the respective affiliates, officers, directors, partners, members, employees, stockholders, representatives and agents of any selling Holder or any controlling or controlled person and each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Act to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation, litigation or other action, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively "Losses"), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that (i) any such Losses arise out of, relate to or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such party expressly for use therein and (ii) the foregoing indemnity with respect to any untrue statement contained in or omitted from a Registration Statement or the Prospectus shall not inure to the benefit of any party (or any person controlling such party) who is obligated to deliver a prospectus in transactions in a security as to which a Registration Statement has been filed pursuant to the Act and from whom the person asserting any such Losses purchased any of the Registrable Securities to the extent that such party sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Registration Statement or the Prospectus, as amended or supplemented, and (x) the Company shall have previously and timely furnished sufficient copies of the Registration Statement or Prospectus, as so amended or supplemented, to such party in accordance with this Agreement and (y) the Registration Statement or Prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement. This indemnity shall survive the transfer of securities by any seller.

                  (b) Each selling Holder of Registrable Securities that are included in the securities as to which any registration under Section 2(a) or 2(b) is being effected, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and "control persons", the other selling Holders and each person, if any, who controls or is controlled by any such party within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls any such underwriter within the meaning of the Act, against any Losses, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such Losses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use therein. In no event, however, shall the liability of any selling Holder hereunder be greater than the dollar amount of the proceeds received by such Holder upon its sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall survive the transfer of securities by any seller.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 5, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or
(b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided, however, that such consent was not unreasonably withheld. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the indemnified party (provided, however, that such consent shall not be unreasonably withheld), unless such settlement or judgment (i) includes a release of such indemnified party from all liability in respect of such action or proceeding and (ii) does not involve the imposition of additional equitable remedies on such indemnified party that would adversely affect such indemnified party.

                  (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 5 is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the Company and each selling Holder shall contribute to the aggregate Losses of the nature contemplated by such indemnification provision in such proportion as is appropriate to reflect the relative benefits received by the Company from the issuance of the Stock Purchase Rights, IPO Valuation Warrants and Subsidiary Warrants pursuant to which the Registrable Securities sold in such offering by the selling Holders were issued, on the one hand, and by each such Holder from its sale of Registrable Securities, on the other hand, or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 5, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company and any Holder shall be deemed to be in the same proportion as (x) the total proceeds received by the Company from the issuance of the Stock Purchase Rights, IPO Valuation Warrants and Subsidiary Warrants pursuant to which the Registrable Securities sold in such offering by such Holder were issued and (y) the total proceeds received by such Holder upon its sale of the

Registrable Securities less the amount paid by the Investors for the Stock Purchase Rights, IPO Valuation Warrants and Subsidiary Warrants pursuant to which the Registrable Securities sold in such offering by such Holder were issued. The relative fault of the Company and of the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this
Section 5 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 5, (i) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Registrable Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, (A) each person, if any, who controls a Holder within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, members, employees, stockholders, representatives and agents of a Holder or any controlling person shall have the same rights to contribution as such Holder, and each person, if any, who controls or is controlled by the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and
(ii) of this Section 5(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 5 or otherwise, except to the extent it has been prejudiced in any material respect by such failure. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

                  (e) Indemnification similar to that specified in this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any law or with any governmental authority other than as required by the Act.

         SECTION  6. REQUIRED REPORTS

                  The Company covenants that it will use its reasonable best efforts to file the reports required to be filed by it under the Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and make publicly available such other required information, and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act,
(b) Rule 144A under the Securities Act (to the extent the Registrable Securities are otherwise eligible for sale under Rule 144A), and (c) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  The Company shall use commercially reasonable efforts to at all times make publicly available all information required for the Holders of the Registrable Securities to make use of Rule 144A with respect to transfers of such Registrable Securities (to the extent the Registrable Securities are otherwise eligible for sale under Rule 144A).

         SECTION  7. MISCELLANEOUS

                  (a) Remedies. Each Holder, in addition to being entitled to exercise all rights provided herein, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding Registrable Securities, and the consent of the Holders of a majority of the outstanding Registrable Securities shall be binding on every Holder of Registrable Securities.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Company; and

                  (ii)   if to the Company:

                         Aprisma Management Technologies, Inc.



                         Telephone:
                         Fax:
                         Attn:

                  with copies to:

                         Ropes & Gray
                         One International Place
                         Boston, MA  02110
                         Telephone:  (617) 951-7000
                         Fax:  (617) 951-7050
                         Attn: John B. Ayer, Esq.

                  All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided that the right to request registration pursuant to Section 2(a) shall not inure to the benefit of any person other than the Investors and any transferee of the Investors (or any subsequent transferee) to whom such right is specifically transferred.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUSIVE OF ITS CONFLICT-OF-LAW PRINCIPLES.

                  (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (j) Entire Agreement. This Agreement and the other Transaction Documents are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein with respect to the registration rights granted by the Company with respect to the Registrable Securities, and this Agreement and the other Transaction Documents supersede all prior agreements and understandings between the parties with respect to such subject matter, including without limitation that certain letter agreement between the Company and Silver Lake dated May 1, 2000.

                           [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            APRISMA MANAGEMENT TECHNOLGIES, INC.


                                            By: /s/ Daniel J. Harding
                                               --------------------------
                                               Name: Daniel J. Harding
                                               Title: Assistant Secretary

The Company:                               CABLETRON SYSTEMS, INC.


                                           By:    /s/ Piyush Patel
                                                ------------------------------
                                                Name: Piyush Patel
                                                Title: Chief Executive Officer

The Investors:       SILVER LAKE PARTNERS, L.P.

                     By: Silver Lake Technology Associates, L.L.C., general partner


                           By:   /s/ James A. Davidson
                              ------------------------------------
                              Name: James A. Davidson
                              Title: Managing Member

                      MORGAN STANLEY DEAN WITTER EQUITY FUNDING, INC.


                      By:   /s/ Thomas A. Clayton
                          ------------------------------------------
                          Name: Thomas A. Clayton
                          Title: Vice President

                   SILVER LAKE INVESTORS, L.P.

                   By: Silver Lake Technology Associates, L.L.C., its general partner


                   By:  /s/ James A. Davidson
                       -----------------------------------------------
                       Name: James A. Davidson
                       Title: Managing Member

                           SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.

                            By: Silver Lake Technology Associates, L.L.C., its managing member


                           By:   /s/ James A. Davidson
                                 -----------------------------
                                 Name: James A. Davidson
                                 Title: Managing Member

                   INTEGRAL CAPITAL PARTNERS V, L.P.

                   By:   Integral Capital Management V, LLC, its general partner


                   By:    /s/ Pamela K. Hagenah
                       ---------------------------------------------------
                       Name: Pamela K. Hagenah
                       Title: Manager

                      INTEGRAL CAPITAL PARTNERS V SIDE FUND, L.P.

                      By:   ICP Management V, LLC, its general partner


                      By:    /s/ Pamela K. Hagenah
                         ----------------------------------------------
                        Name: Pamela K. Hagenah
                        Title: Manager

Schedule I


Investors

Silver Lake Partners, L.P.
Morgan Stanley Dean Witter Equity Funding, Inc.
Silver Lake Investors, L.P.
Silver Lake Technology Investors, L.L.C.
Integral Capital Partners V, L.P.
Integral Capital Partners V-MS Side Fund, L.P.